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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K






                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                December 29, 1998
                                (Date of Report)


                                 AQUA-CHEM, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        333-60759                  39-1900496
(State or other                (Commission File              (IRS Employer
jurisdiction of                     Number)                   ID Number)
incorporation)


                             7800 North 113th Street
                                  P.O. Box 421
                           Milwaukee, Wisconsin 53201
                    (Address of principal executive offices)



                                 (414) 359-0600
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On December 30, 1998, Aqua-Chem, Inc. (the "Registrant") issued a press release announcing its change in fiscal year and anticipated financial and operating results for the quarter ended December 31, 1998. A copy of said press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  99.1 Press release announcing change in fiscal year and anticipated financial and operating results for the quarter ended December 31, 1998.

ITEM 8.  CHANGE IN FISCAL YEAR


         On December 29, 1998, the Registrant's Board of Directors resolved to change its fiscal year from a twelve month calendar year of January 1 through December 31 of each year to the twelve month period of April 1 through March 31 of each year, effective immediately. The Registrant will file a Quarterly Report on Form 10-Q for the quarter ended December 31, 1998.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    AQUA-CHEM, INC.
                                                    (Registrant)



                                            By:     /s/ Jeffrey A. Miller
                                                    --------------------------
                                            Name:   Jeffrey A. Miller
                                            Title:  Chairman of the Board,
                                                    President, Chief Financial
                                                    Officer and Duly Authorized
                                                    Officer



Date: January 12, 1999



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                                 AQUA-CHEM, INC.
                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K
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                                                        Incorporated
Exhibit                                                 Herein By              Filed
Number       Description                                Reference             Herewith
------       -----------                                ---------             --------
 99.1        Press release announcing change in                                  X
             fiscal year and anticipated
             financial and operating results
             for the quarter ended December 31,
             1998.
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